EXHIBIT 32.2

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the

"Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended September 30, 2004, I, Fred U. Odaka, Chief Financial Officer of the

Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1)  the Report fully complies with the requirements of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Fred U. Odaka

                                            --------------------

                                            Fred U. Odaka

                                    Title:  Chief Financial Officer

                                            Date:  November 15, 2004